                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                       ________________________________

                                   FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 22, 1999

                        Saxon Asset Securities Company
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

          Virginia                         34-0-20552                           54-1810895
-------------------------------  ----------------------------------   ------------------------------
(State or other jurisdiction          (Commission File Number)                 (IRS Employer
of incorporation)                                                            Identification No.)

                   4880 Cox Road, Glen Allen, Virginia 23060
                   -----------------------------------------
              (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code (804) 967-7400
                                                          --------------

--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.  Not Applicable.

Item 3.  Bankruptcy or Receivership.  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable.

Item 5.  Other Events.

     On November 22, 1999, the Registrant caused the issuance and sale of Mortgage Loan Asset Backed Certificates, Series 1999-4, pursuant to a Trust Agreement dated as of November 1, 1999, among the Registrant, Saxon Mortgage, Inc., as Master Servicer, and Chase Bank of Texas, National Association, as Trustee, (the "Trust Agreement"). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Trust Agreement.

     Certificates were issued with original principal amounts and pass-through rates set forth below:

         Designation               Pass-Through Rate        Principal Balance
   Class AV-1 Certificates            Variable/(1)/            $303,437,000
   Class MV-1 Certificates            Variable/(1)/            $ 27,568,000
   Class MV-2 Certificates            Variable/(1)/            $ 20,340,000
   Class BV-1 Certificates            Variable/(1)/            $ 18,655,000
   Class R Certificates                 /(2)/                       /(3)/


(1) Subject to a cap equal to the Available Funds on the Adjustable Rate Mortgage Loans for the applicable Accrual Period.
(2)  The Class R Certificates do not have an interest rate.
(3)  The Class R Certificates do not have principal balances.

     The Certificates represent undivided ownership interest in pools of mortgage loans (the "Mortgage Loans") held by a trust (the "Trust") created pursuant to the Trust Agreement . The Mortgage Loans were acquired by the Registrant from Saxon Mortgage, Inc. ("SMI"), an affiliate of the Registrant which originated or acquired the Mortgage Loans from various mortgage banking institutions. The Mortgage Loans are secured by liens on single family residential properties, including investment properties (which may be condominiums, one family residences, one to four family residences or homes in planned unit developments). The Mortgage Loans will be serviced by Meritech Mortgage Services, Inc., an affiliate of the Registrant.

     Class AV-1, Class MV-1, Class MV-2 and a portion of the Class BV-1 Certificates were purchased by Morgan Stanley & Co. Incorporated (the "Underwriter"), from the Seller pursuant to an Underwriting Agreement dated November 17, 1999, and offered pursuant to Registration Statement No. 333-87351 by the Underwriter from time to time in negotiated transactions or otherwise, at varying prices to be determined at the time of sale.

     An election will be made to treat certain assets of the Trust as a real estate mortgage investment conduit ("REMIC") for federal income tax purposes. Each Class of Certificates listed above (other than the Class R Certificates) will constitute "regular interests" in the REMIC.

     The description of the Mortgage Loans sold to the Trustee pursuant to the Trust Agreement as of the Closing Date begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount and percentage, as applicable.

                                                      MORGAN STANLEY DEAN WITTER
                                                             Saxon 1999-4
                                                 Preliminary Collateral Analysis
                                                              All records
                                                             2,077 records
                                                         Balance: 250,489,795
--------------------------------------------------------------------------------
1. Summary for Prosup

Aggregate Scheduled Principal Balances: 250,489,795.16
Average Scheduled Principal Balance: 120,601.73
Min Scheduled Principal Balance: 16,418.45
Max Scheduled Principal Balance: 850,000.00
Weighted Average Coupon (One Year CMTs): 9.641
Weighted Average Coupon (2/28 LIBOR): 9.921
Weighted Average Coupon (3/27 LIBOR): 10.091
Weighted Average Coupon (Six Month LIBOR): 8.386
Weighted Average Margin (One Year CMTs): 6.450
Weighted Average Margin (2/28 LIBOR): 6.346
Weighted Average Margin (3/27 LIBOR): 6.223
Weighted Average Margin (Six Month LIBOR): 5.981
Weighted Average Coupon: 9.977
Minimum Coupon: 5.850
Maximum Coupon: 13.890
Weighted Average Maximum Rate: 16.564
Min Maximum Rate: 12.740
Max Maximum Rate: 20.500
Weighted Average Minimum Rate: 9.831
Min Minimum Rate: 4.950
Max Minimum Rate: 13.890
Weighted Average Original LTV Ratio: 79.781
Weighted Average Remaining Amortization Term: 358.06
Min Remaining Amort Term: 265
Max Remaining Amort Term: 360
% 2nd Liens: 0.00
% Single Family Detached: 78.35
% Single Family Attached: 1.21
% PUD: 8.85
% Condominimum: 4.51
% 2-4 Family: 5.10
% Townhouses: 0.54
% Manufactured Home: 1.39
Weighted Average Servicing Fee Rate: 0.50


------------------------------------------------------------------------------

2. Saxon Credit Grade

-------------------------------------------------------------------------------
Saxon Credit        Number of     Number of         Current          Current
Grade                Loans        Loans(%)         Balances($)       Balance(%)
-------------------------------------------------------------------------------
A+                      33.00          1.59          5,053,211             2.02
-------------------------------------------------------------------------------
A                      109.00          5.25         17,294,399              6.9
-------------------------------------------------------------------------------
A-                     928.00         44.68        124,119,153            49.55
-------------------------------------------------------------------------------
B                      547.00         26.34         61,680,919            24.62
-------------------------------------------------------------------------------
C                      362.00         17.43         32,416,483            12.94
-------------------------------------------------------------------------------
D                       98.00          4.72          9,925,630             3.96
-------------------------------------------------------------------------------
Total:                2077.00        100.00        250,489,795              100
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

3. Current Scheduled Principal Balance($)
----------------------------------------------------------------
                                   Number of          Scheduled
Current Scheduled                   Mortgage          Principal
Principal Balance($)                 Loans(%)         Balance(%)
----------------------------------------------------------------
0.01 - 25,000.00                        0.63                0.12
----------------------------------------------------------------
25,000.01 - 50,000.00                  11.03                3.70
----------------------------------------------------------------
50,000.01 - 75,000.00                  21.28               11.13
----------------------------------------------------------------
75,000.01 - 100,000.00                 17.00               12.29
----------------------------------------------------------------
100,000.01 - 150,000.00                27.25               27.63
----------------------------------------------------------------
150,000.01 - 200,000.00                10.35               14.75
----------------------------------------------------------------
200,000.01 - 250,000.00                 6.11               11.29
----------------------------------------------------------------
250,000.01 - 300,000.00                 2.79                6.38
----------------------------------------------------------------
300,000.01 - 350,000.00                 1.16                3.10
----------------------------------------------------------------
350,000.01 - 400,000.00                 0.72                2.30
----------------------------------------------------------------
400,000.01 - 450,000.00                 0.63                2.22
----------------------------------------------------------------
450,000.01 - 500,000.00                 0.34                1.34
----------------------------------------------------------------
500,000.01 - 550,000.00                 0.14                0.63
----------------------------------------------------------------
550,000.01 - 600,000.00                 0.19                0.95
----------------------------------------------------------------
600,000.01 - 650,000.00                 0.14                0.75
----------------------------------------------------------------
650,000.01 - 700,000.00                 0.14                0.79
----------------------------------------------------------------
700,000.01 - 750,000.00                 0.05                0.29
----------------------------------------------------------------
800,000.01 - 850,000.00                 0.05                0.34
----------------------------------------------------------------
Total:                                100.00              100.00
----------------------------------------------------------------

Minimum: 16,418
Maximum: 850,000
Average: 120,602

-------------------------------------------------------------------------------

4. Current Mortgage Interest Rate(%)
------------------------------------------------------------
Current                          Number of        Scheduled
Mortgage Interest                Mortgage         Principal
Rate(%)                          Loans(%)         Balance(%)
------------------------------------------------------------
5.51 - 6.00                          0.05               0.09
------------------------------------------------------------
6.01 - 6.50                          0.05               0.05
------------------------------------------------------------
6.51 - 7.00                          0.05               0.14
------------------------------------------------------------
7.01 - 7.50                          0.19               0.18
------------------------------------------------------------
7.51 - 7.75                          0.34               0.38
------------------------------------------------------------
7.76 - 8.00                          1.11               1.57
------------------------------------------------------------
8.01 - 8.25                          1.44               1.60
------------------------------------------------------------
8.26 - 8.50                          2.31               3.35
------------------------------------------------------------
8.51 - 8.75                          3.85               5.51
------------------------------------------------------------
8.76 - 9.00                          5.78               6.36
------------------------------------------------------------
9.01 - 9.25                          5.58               6.58
------------------------------------------------------------
9.26 - 9.50                          6.93               8.19
------------------------------------------------------------
9.51 - 9.75                          8.14               8.84
------------------------------------------------------------
9.76 - 10.00                        13.29              15.01
------------------------------------------------------------
10.01 - 10.25                        6.45               5.85
------------------------------------------------------------
10.26 - 10.50                       10.54              10.08
------------------------------------------------------------
10.51 - 10.75                        7.61               5.99
------------------------------------------------------------
10.76 - 11.00                        9.10               8.13
------------------------------------------------------------
11.01 - 11.25                        3.61               2.63
------------------------------------------------------------
11.26 - 11.50                        3.80               2.99
------------------------------------------------------------
11.51 - 11.75                        2.70               1.88
------------------------------------------------------------
11.76 - 12.00                        2.84               1.93
------------------------------------------------------------
12.01 - 12.25                        1.16               0.83
------------------------------------------------------------
12.26 - 12.50                        1.54               0.88
------------------------------------------------------------
12.51 - 12.75                        0.72               0.48
------------------------------------------------------------
12.76 - 13.00                        0.58               0.29
------------------------------------------------------------
13.01 - 13.25                        0.14               0.15
------------------------------------------------------------
13.26 - 13.50                        0.05               0.05
------------------------------------------------------------
13.76 - 14.00                        0.05               0.01
------------------------------------------------------------
Total:                             100.00             100.00
------------------------------------------------------------

Minimum: 5.8500
Maximum: 13.8900
Weighted Average: 9.9773


-------------------------------------------------------------------------------

5. Maximum Lifetime Mortgage Interest Rate(%)

-------------------------------------------------------------
Maximum Lifetime                 Number of        Scheduled
Mortgage Interest                Mortgage         Principal
Rate(%)                          Loans(%)         Balance(%)
------------------------------------------------------------
12.500 - 12.999                       0.10              0.23
------------------------------------------------------------
13.000 - 13.499                       0.14              0.13
------------------------------------------------------------
13.500 - 13.999                       1.01              1.19
------------------------------------------------------------
14.000 - 14.499                       1.59              2.21
------------------------------------------------------------
14.500 - 14.999                       5.49              6.48
------------------------------------------------------------
15.000 - 15.499                       8.14              9.06
------------------------------------------------------------
15.500 - 15.999                      14.16             17.35
------------------------------------------------------------
16.000 - 16.499                       8.86              9.02
------------------------------------------------------------
16.500 - 16.999                      19.02             19.23
------------------------------------------------------------
17.000 - 17.499                      10.35              9.96
------------------------------------------------------------
17.500 - 17.999                      16.08             14.00
------------------------------------------------------------
18.000 - 18.499                       5.83              4.73
------------------------------------------------------------
18.500 - 18.999                       5.34              3.87
------------------------------------------------------------
19.000 - 19.499                       2.12              1.47
------------------------------------------------------------
19.500 - 19.999                       1.49              0.86
------------------------------------------------------------
20.000 - 20.499                       0.24              0.18
------------------------------------------------------------
20.500 - 20.999                       0.05              0.05
------------------------------------------------------------
Total:                              100.00            100.00
------------------------------------------------------------

Minimum: 12.7400
Maximum: 20.5000
Weighted Average: 16.5637



-------------------------------------------------------------------------------

6. Minimum Lifetime Mortgage Interest Rate(%)

------------------------------------------------------------
Minimum Lifetime                 Number of        Scheduled
Mortgage Interest                Mortgage         Principal
Rate(%)                          Loans(%)         Balance(%)
------------------------------------------------------------
4.500 - 4.999                        0.10               0.19
------------------------------------------------------------
5.000 - 5.499                        0.19               0.29
------------------------------------------------------------
5.500 - 5.999                        0.34               0.35
------------------------------------------------------------
6.000 - 6.499                        0.58               0.83
------------------------------------------------------------
6.500 - 6.999                        0.96               1.52
------------------------------------------------------------
7.000 - 7.499                        1.11               1.17
------------------------------------------------------------
7.500 - 7.999                        2.50               3.02
------------------------------------------------------------
8.000 - 8.499                        2.60               2.99
------------------------------------------------------------
8.500 - 8.999                        8.96              10.90
------------------------------------------------------------
9.000 - 9.499                        9.63              11.25
------------------------------------------------------------
9.500 - 9.999                       21.57              24.36
------------------------------------------------------------
10.000 - 10.499                     13.24              12.51
------------------------------------------------------------
10.500 - 10.999                     19.64              16.93
------------------------------------------------------------
11.000 - 11.499                      7.27               5.96
------------------------------------------------------------
11.500 - 11.999                      6.74               4.83
------------------------------------------------------------
12.000 - 12.499                      2.55               1.69
------------------------------------------------------------
12.500 - 12.999                      1.69               0.99
------------------------------------------------------------
13.000 - 13.499                      0.24               0.18
------------------------------------------------------------
13.500 - 13.999                      0.10               0.06
------------------------------------------------------------
Total:                             100.00             100.00
------------------------------------------------------------

Minimum: 4.9500
Maximum: 13.8900
Weighted Average: 9.831484


-------------------------------------------------------------------------------

7. Next Interest Adjustment Date

----------------------------------------------------------
                                 Number of       Scheduled
Next Interest                    Mortgage        Principal
Adjustment Date                  Loans(%)        Balance(%)
-----------------------------------------------------------
1999-12                              0.10              0.17
-----------------------------------------------------------
2000-01                              0.14              0.19
-----------------------------------------------------------
2000-02                              0.10              0.16
-----------------------------------------------------------
2000-03                              0.43              0.42
-----------------------------------------------------------
2000-04                              0.34              0.44
-----------------------------------------------------------
2000-05                              0.29              0.37
-----------------------------------------------------------
2000-08                              0.10              0.08
-----------------------------------------------------------
2000-09                              0.10              0.17
-----------------------------------------------------------
2000-10                              0.43              0.81
-----------------------------------------------------------
2000-11                              0.29              0.38
-----------------------------------------------------------
2001-02                              0.05              0.01
-----------------------------------------------------------
2001-03                              0.05              0.05
-----------------------------------------------------------
2001-04                              0.43              0.81
-----------------------------------------------------------
2001-05                              1.49              1.62
-----------------------------------------------------------
2001-06                              1.11              1.51
-----------------------------------------------------------
2001-07                              4.24              4.26
-----------------------------------------------------------
2001-08                              5.68              5.61
-----------------------------------------------------------
2001-09                             14.40             13.05
-----------------------------------------------------------
2001-10                             14.54             13.34
-----------------------------------------------------------
2001-11                              6.40              6.19
-----------------------------------------------------------
2001-12                              0.10              0.05
-----------------------------------------------------------
2002-02                              0.05              0.10
-----------------------------------------------------------
2002-04                              0.29              0.26
-----------------------------------------------------------
2002-05                              0.14              0.18
-----------------------------------------------------------
2002-06                              0.43              0.35
-----------------------------------------------------------
2002-07                              0.96              1.18
-----------------------------------------------------------
2002-08                              3.76              3.99
-----------------------------------------------------------
2002-09                             11.31             12.48
-----------------------------------------------------------
2002-10                             16.75             17.04
-----------------------------------------------------------
2002-11                             14.54             13.88
-----------------------------------------------------------
2002-12                              0.96              0.85
-----------------------------------------------------------
Total:                             100.00            100.00
-----------------------------------------------------------

Minimum: 1999-12-01
Maximum: 2002-12-01
Weighted Average: 2002-02-27



-------------------------------------------------------------------------------

8. Gross Margin (%)

--------------------------------------------------------------
                                   Number of         Scheduled
                                    Mortgage         Principal
Gross Margin (%)                     Loans(%)       Balance(%)
--------------------------------------------------------------
3.000 - 3.999                           0.24              0.21
--------------------------------------------------------------
4.000 - 4.999                           3.71              4.26
--------------------------------------------------------------
5.000 - 5.999                          23.25             27.15
--------------------------------------------------------------
6.000 - 6.999                          46.65             45.77
--------------------------------------------------------------
7.000 - 7.999                          23.50             20.84
--------------------------------------------------------------
8.000 - 8.999                           2.50              1.69
--------------------------------------------------------------
9.000 - 9.999                           0.14              0.09
--------------------------------------------------------------
Total:                                100.00            100.00
--------------------------------------------------------------

Minimum: 3.7500
Maximum: 9.6500
Weighted Average: 6.2790


-------------------------------------------------------------------------------

9. Original Loan-to-Value Ratio (%)

-----------------------------------------------------------
Original                         Number of       Scheduled
Loan-to-Value                    Mortgage        Principal
Ratio (%)                        Loans(%)        Balance(%)
-----------------------------------------------------------
15.001 - 20.000                      0.05              0.01
-----------------------------------------------------------
20.001 - 25.000                      0.10              0.13
-----------------------------------------------------------
25.001 - 30.000                      0.10              0.06
-----------------------------------------------------------
30.001 - 35.000                      0.29              0.19
-----------------------------------------------------------
35.001 - 40.000                      0.34              0.21
-----------------------------------------------------------
40.001 - 45.000                      0.34              0.19
-----------------------------------------------------------
45.001 - 50.000                      1.06              1.01
-----------------------------------------------------------
50.001 - 55.000                      1.20              1.06
-----------------------------------------------------------
55.001 - 60.000                      2.26              2.44
-----------------------------------------------------------
60.001 - 65.000                      5.15              3.96
-----------------------------------------------------------
65.001 - 70.000                      7.22              6.56
-----------------------------------------------------------
70.001 - 75.000                     10.93             10.95
-----------------------------------------------------------
75.001 - 80.000                     27.44             27.60
-----------------------------------------------------------
80.001 - 85.000                     21.43             22.05
-----------------------------------------------------------
85.001 - 90.000                     21.43             22.89
-----------------------------------------------------------
90.001 - 95.000                      0.67              0.68
-----------------------------------------------------------
Total:                             100.00            100.00
-----------------------------------------------------------

Minimum: 17.59
Maximum: 95.00
Weighted Average by Original Balance: 79.7812
Weighted Average by Current Balance: 79.7809


-------------------------------------------------------------------------------

10. Occupancy Type

--------------------------------------------------------------
                                   Number of        Scheduled
                                    Mortgage        Principal
Occupancy Type                      Loans(%)        Balance(%)
--------------------------------------------------------------
Primary Home                           93.98             95.44
--------------------------------------------------------------
Second Home                             0.63              0.92
--------------------------------------------------------------
Investor                                5.39              3.64
--------------------------------------------------------------
Total:                                100.00            100.00
--------------------------------------------------------------



-------------------------------------------------------------------------------

11. Origination Program

-----------------------------------------------------------
                                Number of         Scheduled
                                 Mortgage         Principal
Origination Program              Loans(%)        Balance(%)
-----------------------------------------------------------
Full Documentation                  81.13             79.16
-----------------------------------------------------------
Limited Documentation                3.71              4.72
-----------------------------------------------------------
Stated Documentation                15.17             16.12
-----------------------------------------------------------
Total:                             100.00            100.00
-----------------------------------------------------------



-------------------------------------------------------------------------------

12. Mortgage Loan Purpose

--------------------------------------------------------------
                                   Number of        Scheduled
                                   Mortgage         Principal
Mortgage Loan Purpose               Loans(%)        Balance(%)
--------------------------------------------------------------
Purchase                               42.13             40.34
--------------------------------------------------------------
Refinance (cash-out)                   47.18             48.25
--------------------------------------------------------------
Refinance (no cash-out)                10.69             11.41
--------------------------------------------------------------
Total:                                100.00            100.00
--------------------------------------------------------------



-------------------------------------------------------------------------------

13. Property Type

--------------------------------------------------------------
                                   Number of        Scheduled
                                    Mortgage        Principal
Property Type                       Loans(%)        Balance(%)
--------------------------------------------------------------
Single Family Residence                 0.05              0.05
--------------------------------------------------------------
Single Family Attached                  1.73              1.21
--------------------------------------------------------------
Single Family Detached                 78.38             78.35
--------------------------------------------------------------
Townhouses                              0.53              0.54
--------------------------------------------------------------
Low-Rise Condo                          5.10              4.33
--------------------------------------------------------------
High-Rise Condo                         0.29              0.18
--------------------------------------------------------------
2-4 Family                              5.34              5.10
--------------------------------------------------------------
PUD                                     6.21              8.85
--------------------------------------------------------------
Manufactured Housing                    2.36              1.39
--------------------------------------------------------------
Total:                                100.00            100.00
--------------------------------------------------------------



-------------------------------------------------------------------------------

14. Loan Types

----------------------------------------------------------
                                 Number of      Scheduled
                                 Mortgage        Principal
Loan Types                       Loans(%)       Balance(%)
----------------------------------------------------------
One Year CMT                        0.58              1.07
----------------------------------------------------------
2/28 LIBOR                         48.87             46.96
----------------------------------------------------------
3/27 LIBOR                         49.11             50.23
----------------------------------------------------------
Six Month LIBOR                     1.35              1.67
----------------------------------------------------------
3/27 One Year CMT                   0.10              0.07
----------------------------------------------------------
Total:                            100.00            100.00
----------------------------------------------------------



-------------------------------------------------------------------------------


15. Remaining Amortization Term (Months)

----------------------------------------------------------
Remaining                        Number of       Scheduled
Amortization                     Mortgage        Principal
Term (Months)                    Loans(%)        Balance(%)
-----------------------------------------------------------
337 - 348                            0.58              0.76
-----------------------------------------------------------
349 - 360                           99.42             99.24
-----------------------------------------------------------
Total:                             100.00            100.00
-----------------------------------------------------------

Minimum: 341
Maximum: 360
Weighted Average: 358.23854159


-------------------------------------------------------------------------------

16. State Distribution of Mortgage Premises

----------------------------------------------------------
                                 Number of      Scheduled
State Distribution               Mortgage       Principal
of Mortgage Premises             Loans(%)       Balance(%)
----------------------------------------------------------
Alaska                              0.39              0.34
----------------------------------------------------------
Arizona                             2.94              2.39
----------------------------------------------------------
Arkansas                            0.63              0.40
----------------------------------------------------------
California                         19.55             28.35
----------------------------------------------------------
Colorado                            4.77              5.57
----------------------------------------------------------
Connecticut                         1.11              1.16
----------------------------------------------------------
Delaware                            0.34              0.31
----------------------------------------------------------
Florida                             3.90              3.22
----------------------------------------------------------
Georgia                             2.02              2.12
----------------------------------------------------------
Hawaii                              1.06              2.09
----------------------------------------------------------
Idaho                               1.06              0.62
----------------------------------------------------------
Illinois                            6.16              6.57
----------------------------------------------------------
Indiana                             2.55              1.40
----------------------------------------------------------
Iowa                                0.58              0.38
----------------------------------------------------------
Kansas                              0.82              0.71
----------------------------------------------------------
Kentucky                            1.30              0.86
----------------------------------------------------------
Louisiana                           0.87              0.64
----------------------------------------------------------
Maine                               0.10              0.03
----------------------------------------------------------
Maryland                            1.06              1.23
----------------------------------------------------------
Massachusetts                       0.67              0.83
----------------------------------------------------------
Michigan                            5.06              3.45
----------------------------------------------------------
Minnesota                           2.17              1.85
----------------------------------------------------------
Mississippi                         0.34              0.24
----------------------------------------------------------
Missouri                            2.65              1.77
----------------------------------------------------------
Montana                             0.10              0.10
----------------------------------------------------------
Nebraska                            0.05              0.02
----------------------------------------------------------
Nevada                              1.16              0.99
----------------------------------------------------------
New Hampshire                       0.10              0.07
----------------------------------------------------------
New Jersey                          0.82              0.86
----------------------------------------------------------
New Mexico                          0.82              0.77
----------------------------------------------------------
New York                            0.91              1.31
----------------------------------------------------------
North Carolina                      2.89              2.02
----------------------------------------------------------
North Dakota                        0.10              0.07
----------------------------------------------------------
Ohio                                5.58              3.63
----------------------------------------------------------
Oklahoma                            1.11              0.85
----------------------------------------------------------
Oregon                              2.99              3.07
----------------------------------------------------------
Pennsylvania                        2.36              1.93
----------------------------------------------------------
Rhode Island                        0.24              0.21
----------------------------------------------------------
South Carolina                      0.39              0.32
----------------------------------------------------------
Tennessee                           1.16              1.00
----------------------------------------------------------
Texas                               5.54              4.69
----------------------------------------------------------
Utah                                2.26              2.02
----------------------------------------------------------
Vermont                             0.05              0.04
----------------------------------------------------------
Virginia                            2.65              3.40
----------------------------------------------------------
Washington                          4.72              4.95
----------------------------------------------------------
West Virginia                       0.24              0.11
----------------------------------------------------------
Wisconsin                           1.69              0.98
----------------------------------------------------------
Wyoming                             0.05              0.06
----------------------------------------------------------
Total:                             100.00           100.00
----------------------------------------------------------

Item 6.  Resignations of Registrant's Directors.  Not Applicable.

Item 7.  Financial Statements and Exhibits
         (a)  Financial statements of businesses acquired.  Not Applicable.
         (b)  Pro forma financial information.  Not Applicable.
         (c)  Exhibits

          Exhibit 1. Underwriting Agreement dated November 17, 1999, among Saxon Asset Securities Company, Saxon Mortgage Inc. and Morgan Stanley & Co. Incorporated.

          Exhibit 2. Trust Agreement dated November 1, 1999, among Saxon Asset Securities Company, Saxon Mortgage, Inc., as Master Servicer, and Chase Bank of Texas, National Association, as Trustee.

Item 8.  Change in Fiscal Year.  Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.  Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SAXON ASSET SECURITIES COMPANY


                                        By:  /s/ Bradley D. Adams
                                            ----------------------------------
                                            Bradley D. Adams, Vice President


December 6, 1999

                               INDEX TO EXHIBITS

1 Underwriting Agreement dated November 17, 1999, among Saxon Asset Securities Company, Saxon Mortgage Inc. and Morgan Stanley & Co. Incorporated.

2 Trust Agreement dated November 1, 1999, among Saxon Asset Securities Company, Saxon Mortgage, Inc., as Master Servicer, and Chase Bank of Texas, National Association, as Trustee.